                                 MAIRS AND POWER
                                GROWTH FUND, INC.

October 31, 2003                                              3RD QUARTER REPORT
To Our Shareholders:                                          September 30, 2003

          Mairs and Power Growth Fund shares had a return of 14.2% for the nine month period ending September 30 after adjustment for the June dividend. That compares with returns of 14.7% for the Standard & Poor's 500 Stock Index and 13.1% for the Dow Jones Industrial Average. The average domestic stock fund had a return of 17.9%. Our ten year average return of 16.0% once again placed us on the WALL STREET JOURNAL list of the fifty best performing mutual funds for the past ten years and within that list we ranked sixth among the diversified stock funds. Our fifteen year average annual return of 16.4% ranked 2nd among all diversified stock funds according to a similar study in the October 6th issue of BARRONS. FORBES Magazine, in the September 15th issue, presented its annual survey of mutual funds. The survey includes an Honor Roll of ten funds measured by performance, preservation of capital in declining markets, tax efficiency and continuity of management. Mairs and Power Growth Fund appeared on this list, as it has in six of the past seven years, and ranked second. In addition, FORBES listed 10 stock funds which they recommended as Best Buys based on relatively high risk-adjusted returns as well as low overhead costs. The Fund appeared on that list as well, where it has also appeared in six of the past seven years, and ranked fourth.

          Economic growth surged in the third quarter with Gross Domestic Product rising at a surprising annual rate of 7.2%, the strongest growth since 1984 and far better than the 3.3% rate in the second quarter. This should put to rest lingering concerns that the economy cannot achieve sustainable growth. The mix of growth was extraordinary with consumer spending up 6.6%, the strongest rise in six years, and business investment in equipment up 15.4%, the best rise in about four years. A further positive surprise was a 9.3% increase in exports, indicating that the lackluster manufacturing sector is gaining traction. Growth will inevitably slow in the fourth quarter but remains solid with business needing to rebuild inventories which are at rock bottom levels. Job creation should become evident in the months ahead with employment levels having already stabilized. Sustained growth at 4% or better is the prospect for 2004 as fiscal and monetary stimulus remain in force and personal income continues its steady expansion. Such growth would compare favorably with the record expansion from 1991 to 2001 when the economy grew at an average rate of 3.6%.

          Corporate profits in the quarter exceeded expectations, and earnings for the S&P 500 companies rose 20% from the year-earlier period. Revenues of the same companies increased 7.5% which indicates underlying strength in their operations. A key factor contributing to earnings growth has been increased labor efficiency that allows American companies to accomplish more with fewer people. Such productivity growth averaged 2.6% in 1996-2002 but has risen above 5% this year as the economy has expanded. While that rate is not sustainable, it augurs well for further improvement in corporate earnings in the year ahead. The stock market has had a remarkable recovery this year which we believe to be justified by the strengthening economy and rising earnings. While a pause or a modest correction would not be unexpected, the fundamentals appear strong and valuations in most sectors appear reasonable. The Federal Reserve has clearly expressed its intent to keep interest rates low for an extended period based on the assumption that inflation is well contained. Low interest rates have usually been associated with rising stock valuations and we expect this trend should continue well into next year. Therefore, we continue our constructive stance on the outlook for the U.S. stock market.

           George A. Mairs, President          William B. Frels, Co-Manager

SCHEDULE OF INVESTMENTS                                       SEPTEMBER 30, 2003

  NUMBER OF SHARES                     COMMON STOCKS                       MARKET VALUE
--------------------     ---------------------------------------------    ---------------
                         BASIC INDUSTRIES 11.3%
       728,100           BMC Industries, Inc. *                           $        51,695
       710,000           Bemis Company, Inc.                                   31,453,000
     1,020,000           Ecolab, Inc.                                          25,755,000
     1,175,000           H. B. Fuller                                          28,517,250
       840,000           The Valspar Corporation                               39,186,000
                                                                          ---------------
                                                                              124,962,945
                                                                          ---------------
                         CAPITAL GOODS 11.8%
       760,000           Donaldson Company, Inc.                               40,964,000
     1,042,662           Graco Inc.                                            39,151,958
     1,280,100           MTS Systems Corporation                               19,483,122
       790,000           Pentair, Inc.                                         31,497,300
                                                                          ---------------
                                                                              131,096,380
                                                                          ---------------
                         CONSUMER CYCLICAL 8.3%
     1,380,000           Target Corporation                                    51,929,400
       877,600           The Toro Company                                      39,492,000
                                                                          ---------------
                                                                               91,421,400
                                                                          ---------------
                         CONSUMER STAPLE  11.7%
       930,000           General Mills, Inc.                                   43,775,100
     1,540,000           Hormel Foods Corporation                              35,389,200
       754,700           International Multifoods Corp. *                      17,622,245
     1,400,000           SUPERVALU Inc.                                        33,404,000
                                                                          ---------------
                                                                              130,190,545
                                                                          ---------------
                         DIVERSIFIED 6.0%
       840,000           General Electric Company                              25,040,400
       606,000           3M Company                                            41,856,420
                                                                          ---------------
                                                                               66,896,820
                                                                          ---------------
                         FINANCIAL 15.6%
       840,000           St. Paul Companies, Inc.                              31,105,200
       980,000           TCF Financial Corporation                             46,991,000
     1,610,000           U.S. Bancorp                                          38,623,900
     1,110,000           Wells Fargo & Company                                 57,165,000
                                                                          ---------------
                                                                              173,885,100
                                                                          ---------------
                         HEALTH CARE 21.1%
       880,000           Baxter International, Inc.                            25,572,800
       800,000           Johnson & Johnson                                     39,616,000
     1,170,000           Medtronic, Incorporated                               54,896,400
       535,000           Merck & Co.                                           27,081,700
     1,290,000           Pfizer Inc.                                           39,190,200
       650,000           St. Jude Medical, Inc. *                              34,950,500
       410,000           Techne Corp. *                                        13,033,900
                                                                          ---------------
                                                                              234,341,500
                                                                          ---------------
                         TECHNOLOGY 9.8%
     2,100,000           ADC Telecommunications Inc. *                          4,893,000
     1,390,000           Ceridian *                                            25,881,800
     1,200,000           Corning, Inc. *                                       11,304,000
     1,287,030           eFunds Corp. *                                        15,894,821
       580,000           Emerson Electric Co.                                  30,537,000
       780,000           Honeywell International Inc.                          20,553,000
                                                                          ---------------
                                                                              109,063,621
                                                                          ---------------
                         UTILITIES 1.4%
       490,000           Verizon Communications                                15,895,600
                                                                          ---------------
                         TOTAL COMMON STOCKS 97.0%                          1,077,753,911
                         SHORT TERM INVESTMENTS 3.2%
    25,308,782           First American Prime Obligation Fund Class I          25,308,782
    10,602,333           Merrill Lynch Institutional Money Market Fund         10,602,333
                                                                          ---------------
                                                                               35,911,115
                                                                          ---------------

                         TOTAL INVESTMENTS  100.2%                          1,113,665,026

                         OTHER ASSETS AND LIABILITIES (NET) -0.2%              (2,161,242)
                                                                          ---------------

                         NET ASSETS  100%                                 $ 1,111,503,784
                                                                          ===============

*Non-income producing

STATEMENT OF NET ASSETS                                                             AT SEPTEMBER 30, 2003
---------------------------------------------------------------------------------------------------------
ASSETS
Investments at market value (cost $825,722,967)                                           $ 1,077,753,911
Cash                                                                                           35,911,115
Dividends receivable                                                                            1,221,894
Receivables for securities sold, not yet delivered                                                      0
Prepaid expense                                                                                    29,558
                                                                                          ---------------
                                                                                            1,114,916,478

LIABILITIES
Accrued management fee                                            $       542,481
Accrued custodian and transfer agent fee                                  105,843
Payable for securities purchased, not yet received                      2,764,370               3,412,694
                                                                  ---------------         ---------------

NET ASSETS
Equivalent to $56.06 per share on 19,826,392 shares outstanding                           $ 1,111,503,784
                                                                                          ===============

STATEMENT OF CHANGES IN NET ASSETS                           FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2003
---------------------------------------------------------------------------------------------------------
NET ASSETS, December 31, 2002                                                             $   850,301,939
Net investment income, per statement below                        $     7,255,372
Distribution to shareholders                                           (3,759,712)              3,495,660
                                                                  ---------------
Fund shares issued and repurchased:
  Received for 3,696,815 shares issued                                193,445,435
  Paid for 1,133,678 shares repurchased                               (58,571,938)            134,873,497
                                                                  ---------------
Increase in unrealized net appreciation of investments                                        107,415,853
Net gain realized from sales of securities                                                     15,416,835
                                                                                          ---------------

NET ASSETS, September 30, 2003                                                            $ 1,111,503,784
                                                                                          ===============

STATEMENT OF NET INVESTMENT INCOME                           FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2003
---------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
Dividends                                                                                 $    12,684,680
Other income                                                                                          237
                                                                                          ---------------
                                                                                               12,684,917

EXPENSES
Management fee (Note A)                                           $     4,325,623
Fees and expenses of custodian, transfer agent and
  dividend disbursing agent (Note A)                                      533,904
Legal and auditing fees and expenses                                       25,776
Insurance                                                                  15,272
Other Fees and Expenses                                                   528,970               5,429,545
                                                                  ---------------         ---------------

NET INVESTMENT INCOME                                                                     $     7,255,372
                                                                                          ===============

NOTE A: The investment management fee was paid to Mairs and Power, Inc., which is owned by individuals who are directors and officers of the Fund, for its services as investment adviser. Investment management fees are paid to the adviser pursuant to an advisory agreement approved by the Directors of the Fund. The management fee is computed each month at an annual rate of 0.60% based on the Fund's average daily net assets. The transfer agent fee was paid to U.S. Bancorp Fund Services, LLC which serves as transfer agent.

SUPPLEMENTARY INFORMATION: 1) The directors of the Fund not affiliated with Mairs and Power, Inc. received a total of $79,800 for meetings scheduled during this nine month period. No compensation was paid to any other director or officer of the Fund. 2) No provision has been made for federal income taxes as it is the intention of the Fund to comply with the provisions of the Internal Revenue Code available to investment companies and to make distributions of income and security profits which will be sufficient to relieve it from all or substantially all income taxes. 3) Purchases and sales of investment securities during the nine months ended September 30, 2003 aggregated $152,594,286 and $22,825,781, respectively.

                                 MAIRS AND POWER
                                GROWTH FUND, INC.

                                 A NO-LOAD FUND
       W1520 First National Bank Building, 332 Minnesota Street, St. Paul,
                              Minnesota 55101-1363
       Investment Manager: 651-222-8478    Shareholder Information: 800-304-7404
                              www.mairsandpower.com

SUMMARY OF FINANCIAL INFORMATION

This table covers a period of generally rising common stock prices. The results shown should not be considered as a representation of the dividend income and capital gain or loss which may result from an investment made in the Fund today.

                                                                            PER SHARE
                                                           --------------------------------------------
                                                                          DISTRIBUTIONS      DIVIDENDS
                                                                           OF REALIZED        FROM NET
                        SHARES            TOTAL NET        NET ASSET       SECURITIES        INVESTMENT
    DATES             OUTSTANDING           ASSETS           VALUE            GAINS            INCOME
-------------         -----------      --------------      ---------      -------------      ----------
Dec. 31, 1983          1,763,184       $   18,972,177       $ 10.76          $ 0.35            $ 0.24
Dec. 31, 1984          1,744,138           17,304,204          9.92            0.38              0.23
Dec. 31, 1985          1,713,476           21,553,457         12.58            0.43              0.23
Dec. 31, 1986          1,787,700           22,235,453         12.44            1.37              0.20
Dec. 31, 1987          1,828,278           19,816,097         10.84            1.15              0.24
Dec. 31, 1988          1,858,078           20,630,251         11.11            0.61              0.21
Dec. 31, 1989          1,733,168           22,630,081         13.06            0.92              0.22
Dec. 31, 1990          1,734,864           22,501,587         12.97            0.35              0.21
Dec. 31, 1991          1,808,046           31,440,529         17.39            0.79              0.20
Dec. 31, 1992          1,913,628           34,363,306         17.96            0.58              0.20
Dec. 31, 1993          2,012,570           39,081,010         19.42            0.61              0.22
Dec. 31, 1994          2,128,038           41,889,850         19.69            0.49              0.33
Dec. 31, 1995          2,490,650           70,536,880         28.32            0.76              0.28
Dec. 31, 1996          4,322,492          150,161,759         34.74            0.70              0.36
Dec. 31, 1997          9,521,030          412,590,619         43.34            0.96              0.39
Dec. 31, 1998         12,525,664          580,460,523         46.34            0.68              0.36
Dec. 31, 1999         11,771,794          546,836,085         46.46            2.74              0.47
Dec. 31, 2000         10,891,038          581,668,419         53.41            4.82              0.55
Dec. 31, 2001         12,490,964          679,026,689         54.36            2.00              0.51
Dec. 31, 2002         17,263,254          850,301,939         49.26            0.24              0.45
Sep. 30, 2003         19,826,392        1,111,503,784         56.06               -              0.20

No adjustment has been made for any income tax payable by shareholders on capital gain distributions accepted in shares.

This report is not to be used in connection with the offering of shares of the Fund unless accompanied or preceded by an effective Prospectus. Please call or write if you desire further information.

                          AVERAGE ANNUAL TOTAL RETURNS

THE AVERAGE ANNUAL TOTAL RETURNS FOR THE FUND (PERIOD ENDED SEPTEMBER 30, 2003)
                                 ARE AS FOLLOWS:
    1 YEAR: +23.1%             5 YEARS: +12.2%             10 YEARS: +16.0%

  PAST INVESTMENT RESULTS SHOULD NOT BE TAKEN AS NECESSARILY REPRESENTATIVE OF
                               FUTURE PERFORMANCE.
  THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR
  ORIGINAL COST. THE TOTAL RETURNS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

                             OFFICERS AND DIRECTORS

  George A. Mairs, III    Jon A. Theobald    Peter G. Robb    Lisa J. Hartzell
        President            Secretary       Vice-President      Treasurer

              William B. Frels                        Edward C. Stringer
                  Director                                 Director

       Norbert J. Conzemius      Charlton Dietz      Charles M. Osborne
          Director                  Director              Director